UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2023

CLENE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39834	85-2828339
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6550 South Millrock Drive, Suite G50 Salt Lake City, Utah		84121
(Address of Principal Executive Offices)		(Zip Code)
(801) 676-9695
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CLNN	The Nasdaq Capital Market
Warrants, to acquire one-half of one share of Common Stock for $11.50 per share	CLNNW	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2023, the stockholders of Clene Inc. (the “Company”) voted at the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to approve the Clene Inc. Amended 2020 Stock Plan (the “Plan”) to increase the number of shares of common stock, par value $0.0001 per share (“Common Stock”) reserved for issuance thereunder by 6,400,000 shares. The Company’s Board of Directors previously approved the Plan, subject to stockholder approval at the Annual Meeting. The Plan became effective at the time of stockholder approval.

The material terms of the Plan are described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2023, under the heading “Proposal No. 4 – Approval of the Amended 2020 Stock Plan” which is incorporated herein by reference. The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting on May 9, 2023, the stockholders of the Company adopted the Fourth Amended and Restated Certificate of Incorporation (the “Certificate”) to increase the number of authorized shares of Common Stock from 150,000,000 to 300,000,000. The Certificate became effective upon filing with the Secretary of State of the State of Delaware on May 9, 2023.

The foregoing description of the Certificate does not purport to be complete and is qualified in its entirety by reference to the text of the Certificate, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held on May 9, 2023. At the Annual Meeting, the Company’s stockholders voted on the following four proposals and cast their votes as described below.

1.	The following nominees were elected to serve as Class III directors until the expiration of their three-year term at the annual meeting of stockholders in 2026 or until their successors are duly elected and qualified, based upon the following votes:

	For	Withheld	Broker Non-Votes
Robert Etherington	45,626,260	451,175	8,248,354
Shalom Jacobovitz	45,472,210	605,225	8,248,354
Alison H. Mosca	45,456,076	621,359	8,248,354

2.	The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2023 was ratified based upon the following votes:

For	Against	Abstained
54,225,639	88,969	11,181

3.	The Fourth Amended and Restated Certificate of Incorporation of the Company was adopted, thus increasing the number of authorized shares of Common Stock to 300,000,000, based upon the following votes:

For	Against	Abstained
52,970,818	1,346,239	8,732

4.	The Amended 2020 Stock Plan of the Company was approved, thus increasing the number of shares of Common Stock reserved for issuance thereunder by 6,400,000 shares, based upon the following votes:

For	Against	Abstained	Broker Non-Votes
45,180,340	890,806	6,289	8,248,354

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
3.1	Fourth Amended and Restated Certificate of Incorporation of Clene Inc.
10.1	Clene Inc. Amended 2020 Stock Plan.
104	Cover Page Interactive Date File (formatted as Inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLENE INC.

Date: May 11, 2023	By:	/s/ Robert Etherington
Robert Etherington
President and Chief Executive Officer

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